LOAN AGREEMENT

1. Parties: The undersigned is Heilongjiang Zhongqiang Power Tech. Co., Ltd, the Borrower, and the Lender is China Financial Bank Harbin Branch.

2.  Date of Agreement: Nov. 20, 2004.

3.  Term, Principal amount and Purpose.

     3.1. Total loan amount is: 16,000,000.00 RMB ($1,932,368.00 USD).
     3.2. Purpose: These money use for purchasing machines and equipments for manufacturing battery only.
     3.3. Term: From Nov. 23, 2004 to Nov. 22, 2006.
     3.4. Lender promises to give Borrower this amount of money within 5 hours after this agreement is signed.
     3.5. Borrower promises to repay by using the money as following (but not limited to):
           a). Sales income
           b). Other incomes
           c). Sell off guaranty
     3.6. Borrower promises to repay both principal and interest to Lender after the term finished.

4.  Interest Rate and Payment on Principal:

     4.1. The interest rate on this loan is 0.672% per month.
     4.2. The interest will start calculating after the Principal reach to the Borrower's account. The borrower will pay the interest by month.
     4.3. Prepayment .Borrower has the right to prepay the whole outstanding amount at any time. If Borrower pays early, or if this loan is refinanced or replaced by a new note, Lender will calculate the interest to the date that Borrower repays the whole Principal.

5. Guaranty. Borrower uses it's properties, including workshops and office buildings, as Guaranty.

6.  Responsibility.

     6.1. Borrower's Responsibility
           a). Borrower promises to use the Principal only as the Purpose described above(3.2).
           b). Borrower will not use the Principal for any illegal operations.
           c). Before Borrower repays the Principal, any big management actions occurred by Borrower, such as Merge, Split,
               Acquire etc,  need to report to Lender within 30 days.
           d). If Borrower faces a serious situation such as Dissolution or
               Shutout, Borrower promises to repay the Principal at once.
           e). Borrower should send monthly financial report and bank statement to Lender, and cooperate with Lender in investigating and checking Borrower's manufacture, operating and financial status.
     6.2. Lender's Responsibility
           a). Lender promises to give the money to Borrower on time.
           b). Lender shall not disclose any confidential information received from Borrower, including Borrower's debts, financial statement, manufacture and operating status.

7.  Changes

     7.1. If for any reasons Borrow wants to extend the Loan Term, Borrower needs to send an application to Lender in writing within 30 days before the Principal Repay Date.
     7.2. If Borrower wants to transfer the debt under this agreement
          (the Principal) to a third Party, Borrower will need an agreement in writing from Lender. Before Lender and the third Party sign the new Loan Agreement, this agreement is still survive.
     7.3. Each Party need to inform the other Party in writing if they want to change any items in this agreement and then sign another agreement.

8. If Borrower use the Principal for purpose other than it mentioned in this agreement (3.2), Lender has the right to stop this Loan and take back all the Principal and Interest at once. Plus, Lender has the right to charge a penalty fee for 0.0448% multiply the Principal per day.

9. If Borrower couldn't repay the Principal and Interest on time, Lender has the right to change an extra Interest Rate at 0.0336% per day.

10. If Lender couldn't obey Item 5 in this agreement to lend the Principal to Borrower on time, Lender will pay Borrower a penalty fee for 0.01% multiply the Principal per day.

11. If there is any disagreement between two Parties during the Term, they should negotiate on that. If it doesn't work, each Party has the right to lawsuit the other Party.

12. If Borrower changes the address, mailing address, aitificial person and other registration information, Lender will need a written notice within 7 days.

13. After negotiation, Borrower agrees to repay the principal as following step:

     13.1. Borrower will repay half of the Principal, 8 million RMB ($966,184.00 USD) by Nov. 23, 2005.
     13.2. Borrower will repay the rest of the Principal, 8 million RMB ($966,184.00 USD) by Nov. 23, 2006.

14. This agreement has two copies. Each Party has one and shall be an original.


Borrower: Heilongjiang Zhongqiang Power Tech. Co., Ltd
Address:  1 Weiyou Road, Shuangcheng City, Harbin, China. 150100
          Tel: 86-451-53118471

Lender:   China Financial Bank Harbin Branch
Address:  378 Xuanhua Street, Nangang Dist. Harbin, China. 150001
          Tel: 86-451-87520285



                                LOAN AGREEMENT

1. Parties: The undersigned is Heilongjiang Zhongqiang Power Tech. Co., Ltd, the Borrower, and the Lender is China Financial Bank Harbin Branch.

2.  Date of Agreement: Nov. 20, 2004.

3.  Term, Principal amount and Purpose.

     3.1. Total loan amount is: 4,000,000.00 RMB ($483,092.00 USD).
     3.2. Purpose: These money use for purchasing machines and equipments for manufacturing battery only.
     3.3. Term: From Nov. 23, 2004 to Nov. 22, 2006.
     3.4. Lender promises to give Borrower this amount of money within 5 hours after this agreement is signed.
     3.5. Borrower promises to repay by using the money as following (but not limited to):
           a). Sales income
           b). Other incomes
           c). Sell off guaranty
     3.6. Borrower promises to repay both principal and interest to Lender after the term finished.

4.  Interest Rate and Payment on Principal:
     4.1. The interest rate on this loan is 0.672% per month.
     4.2. The interest will start calculating after the Principal reach to the Borrower's account. The borrower will pay the interest by month.
     4.3. Prepayment .Borrower has the right to prepay the whole outstanding amount at any time. If Borrower pays early, or if this loan is refinanced or replaced by a new note, Lender will calculate the interest to the date that Borrower repays the whole Principal.

5.  Guaranty. Borrower uses part of it's land as Guaranty.

6.  Responsibility.
     6.1. Borrower's Responsibility
           a). Borrower promises to use the Principal only as the Purpose described above(3.2).
           b). Borrower will not use the Principal for any illegal operations.
           c). Before Borrower repays the Principal, any big management actions occurred by Borrower, such as Merge, Split, Acquire etc, need to report to Lender within 30 days.
           d). If Borrower faces a serious situation such as Dissolution or Shutout, Borrower promises to repay the Principal at once.
           e). Borrower should send monthly financial report and bank statement to Lender, and cooperate with Lender in investigating and checking Borrower's manufacture, operating and financial status.
     6.2. Lender's Responsibility
           a). Lender promises to give the money to Borrower on time.
           b). Lender shall not disclose any confidential information received from Borrower, including Borrower's debts, financial statement, manufacture and operating status.

7.  Changes
     7.1. If for any reasons Borrow wants to extend the Loan Term, Borrower needs to send an application to Lender in writing within 30 days before the Principal Repay Date.
     7.2. If Borrower wants to transfer the debt under this agreement (the Principal) to a third Party, Borrower will need an agreement in writing from Lender. Before Lender and the third Party sign the new Loan Agreement, this agreement is still survive.
     7.3. Each Party need to inform the other Party in writing if they want to change any items in this agreement and then sign another agreement.

8. If Borrower use the Principal for purpose other than it mentioned in this agreement (3.2), Lender has the right to stop this Loan and take back all the Principal and Interest at once. Plus, Lender has the right to charge a penalty fee for 0.0448% multiply the Principal per day.

9. If Borrower couldn't repay the Principal and Interest on time, Lender has the right to change an extra Interest Rate at 0.0336% per day.

10. If Lender couldn't obey Item 5 in this agreement to lend the Principal to Borrower on time, Lender will pay Borrower a penalty fee for 0.01% multiply the Principal per day.

11. If there is any disagreement between two Parties during the Term, they should negotiate on that. If it doesn't work, each Party has the right to lawsuit the other Party.

12. If Borrower changes the address, mailing address, aitificial person and other registration information, Lender will need a written notice within 7 days.

13. After negotiation, Borrower agrees to repay the principal as following step:
     13.1. Borrower will repay half of the Principal, 2 million RMB ($241,546.00 USD) by Nov. 23, 2005.
     13.2. Borrower will repay the rest of the Principal, 2 million RMB ($241,546.00 USD) by Nov. 22, 2006.

14. This agreement has two copies. Each Party has one and shall be an original.



Borrower: Heilongjiang Zhongqiang Power Tech. Co., Ltd
Address:  1 Weiyou Road, Shuangcheng City, Harbin, China. 150100
Tel:      86-451-53118471

Lender:   China Financial Bank Harbin Branch
Address:  378 Xuanhua Street, Nangang Dist. Harbin, China. 150001
          Tel: 86-451-87520285